Exhibit 10.2
Execution Version
FOURTH AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 1, 2011, by and among ZAYO GROUP, LLC, a Delaware limited liability company (“Zayo”), ZAYO CAPITAL, INC., a Delaware corporation (“Zayo Capital”; and together with Zayo, each, individually as a “Borrower” and, collectively, as the “Borrowers”), the Guarantors (as defined below) signatory hereto, the Lenders (as defined below) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto from time to time (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the Collateral Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 12, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers;
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein and, subject to the terms and conditions hereof, the Lenders and the Administrative Agent are willing to do so; and
WHEREAS, pursuant to Section 6.18 of the Credit Agreement, a new Domestic Subsidiary (whether by acquisition, creation of designation) of the Borrowers is required to join the Credit Agreement as a Guarantor and become a Borrower Party and, upon the execution and delivery of this Amendment by such Domestic Subsidiary, such Domestic Subsidiary shall become a Guarantor of the Obligations and become a Borrower Party under the Credit Agreement with the same force and effect as if originally named as a Guarantor therein;
NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
Amendments to the Credit Agreement.
Section 1.1 of the Credit Agreement, “Definitions”, is hereby amended and modified by deleting clause (v) of the definition of “EBITDA” in its entirety and inserting the following in lieu thereof:
“(v) restructuring charges and severance costs in an aggregate amount not to exceed $15,000,000 in the aggregate in any four fiscal quarter period and”

Section 1.1 of the Credit Agreement, “Definitions”, is hereby further amended and modified by deleting the definition of “Fixed Charge Coverage Ratio” in its entirety and inserting the following in lieu thereof:
““Fixed Charge Coverage Ratio” shall mean, with respect to the Borrowers and their Subsidiaries on a consolidated basis for any calendar quarter ended, for the twelve-month period then ended, the ratio of (a) Annualized EBITDA for such period then ended minus Capital Expenditures for the twelve month period then ended (excluding, without duplication, Capital Expenditures for the twelve-month period then ended (i) that are directly related to new sales to, or made at the request of, Persons to whom any Borrower Party has agreed to provide either goods or services (or both) pursuant to a written agreement providing for the payment of aggregate compensation to a Borrower Party equal to or greater than the amount of Capital Expenditures made in respect of such written agreement, (ii) to the extent financed with Funded Debt for Borrowed Money (other than Funded Debt incurred hereunder or under any other revolving credit facility), (iii) made with the proceeds of a disposition permitted hereunder and (iv) made with the proceeds of an equity issuance permitted hereunder), to (b) Interest Expense for the twelve-month period then ended.”
Section 1.1 of the Credit Agreement, “Definitions”, is hereby further amended and modified by deleting the definition of “PUC” in its entirety and inserting the following in lieu thereof:
““PUC” shall mean any state regulatory agency or body that exercises jurisdiction over the intrastate rates or services or the ownership, construction or operation of any intrastate network facility or telecommunications system or over Persons who own, construct or operate a network facility or telecommunications system used to provide intrastate services, in each case, by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Person conducting business in such state.”
Section 8.4 of the Credit Agreement, “Restricted Payments and Purchases”, is hereby amended and modified by deleting clause (c) thereof in its entirety and inserting the following in lieu thereof:
“(c) any Borrower may make additional Restricted Payments and Restricted Purchases in the following amounts after the Agreement Date, so long as both before and after giving effect to such Restricted Payment or Restricted Purchase, no Default has occurred and is continuing or would result from the making of such Restricted Payment or Restricted Purchase: (i) if minimum Availability is greater than or equal to $65,000,000 and the Leverage Ratio, on a pro forma basis, is less than 4.00 to 1.00 but greater than or equal to 3.50 to 1.00 at the time of the proposed payment of the Restricted Payments or the proposed Restricted Purchase, $20,000,000 less the aggregate amount of Restricted Payments and Restricted Purchases made under this clause (c) after

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the Agreement Date and (ii) if minimum Availability is greater than or equal to $32,500,000 and (A) if the Leverage Ratio, on a pro forma basis, is less than 3.50 to 1.00 but greater than or equal to 2.50 to 1.00 at the time of the proposed payment of the Restricted Payments or the proposed Restricted Purchase, $50,000,000 less the aggregate amount of Restricted Payments and Restricted Purchases made under this clause (c) after the Agreement Date, (B) if the Leverage Ratio, on a pro forma basis, is less than 2.50 to 1.00 but greater than or equal to 1.50 to 1.00 at the time of the proposed payment of the Restricted Payments or the proposed Restricted Purchase, $70,000,000 less the aggregate amount of Restricted Payments and Restricted Purchases made under this clause (c) after the Agreement Date, and (C) if the Leverage Ratio, on a pro forma basis, is less than 1.50 to 1.00 at the time of the proposed payment of the Restricted Payments or the proposed Restricted Purchase, $90,000,000 less the aggregate amount of Restricted Payments and Restricted Purchases made under this clause (c) after the Agreement Date,”
Joinder of New Guarantors.
In accordance with Section 6.18 of the Credit Agreement, each of 360networks holdings (USA) inc., a Nevada corporation, 360networks (USA) Inc., a Nevada corporation, 360networks LLC, a Delaware limited liability company, 360networks Illinois LLC, a Delaware limited liability company, 360networks Iowa LLC, a Delaware limited liability company, 360networks Kentucky LLC, a Delaware limited liability company, 360networks Louisiana LLC, a Delaware limited liability company, 360networks Michigan LLC, a Delaware limited liability company, 360networks Mississippi LLC, a Delaware limited liability company, 360networks Tennessee LLC a Delaware limited liability company, and Northern Colorado Telecommunications LLC (TA-CO), a Colorado limited liability company (collectively, the “New Guarantors”), by its signature below, becomes a “Guarantor” and a “Borrower Party” under the Credit Agreement with the same force and effect as if originally named therein as a “Guarantor” and as a “Borrower Party”, and each New Guarantor hereby agrees to all of the terms and provisions of the Credit Agreement applicable to it as a “Guarantor” and as a “Borrower Party” thereunder. In furtherance of the foregoing, the New Guarantors, as security for the payment and performance in full of the Obligations, do hereby guarantee, subject to the limitations set forth in Section 3.1(g) of the Credit Agreement, to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest thereon (including, without limitation, interest, as provided in the Credit Agreement, accruing after the filing of a petition initiating any Insolvency Proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by the Credit Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a “Guarantor” and “Borrower Party” in the Credit Agreement shall be deemed to include the New Guarantors. The Credit Agreement is incorporated herein by reference.

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Each New Guarantors represents and warrants to the Administrative Agent and the other members of the Lender Group that this Amendment has been duly executed and delivered by such New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Issuing Bank under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Lenders or the Issuing Bank at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders or the Issuing Bank to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.
Conditions to Effectiveness. Section 1 of this Amendment shall become effective as of the first date (the “Effective Date”) on which all of the following conditions have been satisfied:
the Administrative Agent, on behalf of the Issuing bank and the Lenders, shall have received counterparts of this Amendment duly executed by the Borrowers, the Guarantors and the Majority Lenders;
all fees and expenses required to be paid hereunder or pursuant to the Credit Agreement and invoiced at least two (2) Business Days prior to the Effective Date shall have been paid in full in cash or will be paid on the Effective Date; and
the 360 Transactions shall have been consummated; provided, that, notwithstanding the foregoing, the VOIP Divestiture may be consummated on or after the Effective Date.

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Representations and Warranties. Each Borrower Party hereby represents and warrants that all representations and warranties of the Borrower Parties made in the Credit Agreement and the other Loan Documents are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof (in each case, except to the extent that such representation or warranty specifically refers to an earlier date, in which case it shall be so true and correct as of such earlier date). As of the date hereof and as of the Effective Date, each Borrower Party further represents and warrants as follows:
such Borrower Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
the execution, delivery and performance by such Borrower Party of this Amendment and the Loan Documents are within such Borrower Party’s legal powers, have been duly authorized by all necessary company action and do not contravene (i) such Borrower Party’s organizational documents, or (ii) law or contractual restrictions binding on or affecting such Borrower Party;
no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower Party of this Amendment or any of the Loan Documents to which such Borrower Party is or will be a party;
this Amendment and each of the other Loan Documents to which such Borrower Party is a party constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms; and
no Default or Event of Default exists.
Acknowledgment of Security Interests. Each Borrower Party hereby acknowledges that, as of the date hereof and as of the Effective Date, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.
Reaffirmation of Guaranty. Each Guarantor (other than the New Guarantors) hereby specifically (a) acknowledges and reaffirms its obligations owing to the Lender Group under the Credit Agreement and any other Loan Documents to which each such Guarantor is a party and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect.
Costs, Expenses and Taxes. Each Borrower agrees, jointly and severally, to pay on demand all out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.
Release. In consideration for the accommodations provided pursuant to this Amendment, and acknowledging that the Administrative Agent and Lenders will be specifically relying on the following provisions as a material inducement in entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower Party hereby releases, remises and forever discharges the Administrative Agent and the Lenders and their respective agents, servants, employees, directors, officers, attorneys, accountants, consultants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the “Released Parties”) from any and all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), whether known or unknown, matured or contingent, liquidated or unliquidated, in any way arising from, in connection with, or in any way concerning or relating to the Credit Agreement, the other Loan Documents, and/or any dealings with any of the Released Parties in connection with the transactions contemplated by such documents or this Amendment prior to date hereof. This release shall be and remain in full force and effect notwithstanding the discovery by each Borrower Party after the date hereof (a) of any new or additional claim against any Released Party, (b) of any new or additional facts in any way relating to the subject matter of this release, (c) that any fact relied upon by it was incorrect or (d) that any representation made by any Released Party was untrue or that any Released Party concealed any fact, circumstance or claim relevant to such Borrower’s execution of this release; provided, however, this release shall not extend to any claims arising after the execution of this Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	ZAYO GROUP, LLC ZAYO CAPITAL, INC.

	By:	/s/ Ken desGarennes

		Name:	Ken desGarennes
		Title:	Chief Financial Officer

GUARANTORS:	ZAYO COLOCATION, INC.
AMERICAN FIBER SYSTEMS, INC.
AMERICAN FIBER SYSTEMS HOLDING CORP.
FIBERNET TELECOM, INC.
LOCAL FIBER, LLC
360NETWORKS HOLDINGS (USA) INC.
360NETWORKS (USA) INC.
360NETWORKS LLC
360NETWORKS ILLINOIS LLC
360NETWORKS IOWA LLC
360NETWORKS KENTUCKY LLC
360NETWORKS LOUISIANA LLC
360NETWORKS MICHIGAN LLC
360NETWORKS MISSISSIPPI LLC
360NETWORKS TENNESSEE LLC
NORTHERN COLORADO TELECOMMUNICATIONS LLC (TA-CO)

By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

AGENT AND LENDERS:	SUNTRUST BANK, as the Administrative Agent and a Lender
	By:	/s/ David Fournier
		Name:	David Fournier
		Title:	Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Mark S. Gronich
	Name:	Mark S. Gronich
	Title:	Authorized Signatory

BARCLAYS BANK PLC, as a Lender
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

Schedule 1.1(a)
Equity Group
Columbia Capital Equity Partners IV (QP), L.P.
Columbia Capital Equity Partners IV (QPCO), L.P.
Columbia Capital Equity Investors IV, L.P.
Columbia Capital Equity Partners III (QP), L.P.
Columbia Capital Equity Partners III (Cayman), L.P.
Columbia Capital Equity Partners III (AI), L.P.
Columbia Capital Investors III, L.L.C.
Columbia Capital Employee Investors III, L.L.C.
M/C Venture Partners VI, L.P.
M/C Venture Investors, L.L.C
M/C Venture Partners V, L.P.
Chestnut Venture Partners, L.P.
Oak Investment Partners XII, Limited Partnership
Battery Ventures VII, L.P.
Battery Investment Partners VII, LLC
Battery Ventures VIII, L.P.
Centennial Ventures VII, L.P.
Centennial Entrepreneurs Fund VII, L.P.
Bear Equity, LLC
Bear Investments, LLLP
ESU Investments, LLC
Tablerock Investments, LLC
VP Holdings, LLC
Charlesbank Equity Fund VI, Limited Partnership
CB Offshore Equity Fund VI
Charlesbank Equity Coinvestment Fund VI, LP
Charlesbank Equity Coinvestment Partners, LP
Universal Telecommunications, Inc.
Yawlbreak& Co FTBO GTB Capital Partners LP
Morgan Stanley Private Markets Fund IV LP
Stormbay& Co FTBO VijverpoortHuizen C.V.
Nextone, LLC
Independent Director, Rick Connor
Mango Holdings, LLC

Schedule 1.1(b)
Liens

		Jurisdiction of	Search
		Incorporation/	Report As of		File
No.	Obligor	Formation	Date	Filing Office	Number(s)	Filing Date
1.	American Fiber Systems Holding Corp.	Delaware	10/21/2011	Delaware Secretary of State	04111401	11/22/2010
2.	American Fiber Systems, Inc.	Delaware	10/21/2011	Delaware Secretary of State	04111435	11/22/2010
3.	Zayo Capital, Inc.	Delaware	10/21/2011	Delaware Secretary of State	00854616	03/12/2010
4.	Zayo Colocation, Inc.	Delaware	10/21/2011	Delaware Secretary of State	00855324	03/12/2010
5.	Zayo Group, LLC	Delaware	10/21/2011	Delaware Secretary of State	1. 81796059 2. 82964219 3. 82964417 4. 00854384 5. 13495291[1]	1. 05/16/2008 (amended 08/20/2008) 2. 09/02/2008 3. 09/02/2008 4. 03/12/2010 5. 09/12/2011
6.	Zayo Group Holdings, Inc.	Delaware	10/21/2011	Delaware Secretary of State	1. 00855464 2. 03112087	1. 03/12/2010 2. 09/07/2010
7.	FiberNet Telecom, Inc.	Delaware	10/21/2011	Delaware Secretary of State	00855399	03/12/2010
8.	Local Fiber, LLC	New York	11/10/2011	New York Secretary of State	201003120130225	03/12/2010

[1]	Termination statement filed 11/30/11.

Schedule 4.1(f)
Surviving 360networks Funded Debt
Capital leases in the amount of approximately $124,803.63. See Schedule 8.1
Irrevocable Letter of Credit in the undrawn amount of $257,500.00. See Schedule 8.1

Schedule 5.1(c)-1
Subsidiaries

	Jurisdiction of		Other
	Incorporation	Qualified Business	Business
Name	or Formation	States	Names	Equity Holders
Zayo Capital, Inc.	Delaware	Delaware	None	Zayo Group, LLC
Zayo Colocation, Inc.	Delaware	Delaware, California, Illinois, New Jersey, New York, Pennsylvania	Formerly Fibernet Telecom Group, Inc.	Zayo Group, LLC
FiberNet Telecom, Inc.	Delaware	Delaware, California, Illinois, New Jersey, New York	None	Zayo Colocation, Inc.
Local Fiber, LLC	New York	New York, Illinois, New Jersey	None	FiberNet Telecom, Inc.
American Fiber Systems Holding Corp.	Delaware	Delaware, New York	None	Zayo Group, LLC
American Fiber Systems, Inc.	Delaware	Delaware, Connecticut, Georgia, Idaho, Kansas, Minnesota, Missouri, Nevada, New York, Ohio, Tennessee, Utah	None	American Fiber Systems Holding Corp.
360networks holdings (USA) inc.	Nevada	Nevada	None	Zayo Group, LLC
360networks (USA), inc.	Nevada	Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, D.C., Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Washington, West Virginia, Wisconsin, Wyoming	None	360networks holdings (USA), Inc.

	Jurisdiction of		Other
	Incorporation	Qualified Business	Business
Name	or Formation	States	Names	Equity Holders
360networks LLC	Delaware	Delaware, Illinois	None	360networks (USA) inc.
360networks Illinois LLC	Delaware	Delaware, Illinois	None	360networks LLC
360networks Iowa LLC	Delaware	Delaware, Iowa	None	360networks LLC
360networks Kentucky LLC	Delaware	Delaware, Kentucky	None	360networks LLC
360networks Louisiana LLC	Delaware	Delaware, Louisiana	None	360networks LLC
360networks Michigan LLC	Delaware	Delaware	None	360networks LLC
360networks Mississippi LLC	Delaware	Delaware, Mississippi	None	360networks LLC
360networks Tennessee LLC	Delaware	Delaware, Tennessee	None	360networks LLC
Northern Colorado Telecommunications, LLC	Colorado	Colorado	None	360networks (USA) inc.
360networks Vancouver Ltd.	British Columbia	British Columbia	None	360networks holdings (USA) inc.

Schedule 5.1(c)-2
Partnerships/Joint Ventures
Investments in the Equity Interests of CoBank, ACB to the extent permitted by Section 8.5(i) of the Credit Agreement.

5.1(d)
Outstanding Capital Stock Ownership

		Amount Issued	Authorized
Issuer	Owner(s)	and Outstanding	Equity	Restrictions
Zayo Group, LLC	Zayo Group Holdings, Inc.	1,000 membership interest units	1,000 membership interest units	None
Zayo Capital, Inc.	Zayo Group, LLC	100 shares of common stock	100 shares of common stock	None
Zayo Colocation, Inc.	Zayo Group, LLC	1,000 shares of common stock	1,000 shares of common stock	None
FiberNet Telecom, Inc.	Zayo Colocation, Inc.	1,000 shares of common stock	1,000 shares common stock	None
Local Fiber, LLC	FiberNet Telecom, Inc.	1,000 membership interest units	1,000 membership interest units	None
American Fiber Systems Holding Corp.	Zayo Group, LLC	1,000 shares of common stock	1,000 shares of common stock	None
American Fiber Systems, Inc.	American Fiber Systems Holding Corp.	100 shares of common stock	100 shares of common stock	None
360networks holdings (USA) inc.	Zayo Group, LLC	6,170 shares of common stock	25,000 shares of common stock 228,000 shares of preferred stock	None
360networks (USA) inc.	360networks holdings (USA) inc.	203 shares of common stock	25,000 shares of common stock	None
360networks LLC	360networks (USA) inc.	100 units	100 units	None

		Amount Issued	Authorized
Issuer	Owner(s)	and Outstanding	Equity	Restrictions
360networks Illinois LLC	360networks LLC	100 units	100 units	None
360networks Iowa LLC	360networks LLC	100 units	100 units	None
360networks Kentucky LLC	360networks LLC	100 units	100 units	None
360networks Louisiana LLC	360networks LLC	100 units	100 units	None
360networks Michigan LLC	360networks LLC	100 units	100 units	None
360networks Mississippi LLC	360networks LLC	100 units	100 units	None
360networks Tennessee LLC	360networks LLC	100 units	100 units	None
Northern Colorado Telecommunications, LLC	360networks (USA) inc.	N/A	N/A	None
360networks Vancouver Ltd.	360networks holdings (USA) inc.	100 shares of A voting non-participating common stock 100 shares of B non-voting participating common stock	Unlimited number of Class A voting non-participating shares of common stock Unlimited number of Class B non-voting participating shares of common stock	Holders of Class B shares are not entitled to vote or attend shareholders meetings.

Schedule 5.1(i)
Labor Matters
None.

Schedule 5.1(j)
Taxes
None.

Schedule 5.1(m)
Investments/Guarantees as of the Agreement Date
The CoBank, ACB investment listed on Schedule 5.1(c)-2.
Investment in US Carrier Telecom, LLC listed on Schedule 8.5

Schedule 5.1(n)
Litigation
None

Schedule 5.1(o)
ERISA
Title IV Plans

None
Multiemployer Plans

ADP TotalSource Retirement Savings Plan
Welfare Plans

ADP TotalSource Inc. Health and Welfare Plan
Retiree Welfare Plans

None

Schedule 5.1(p)
Intellectual Property; Licenses and Certifications
U.S. Trademarks:

		Application Serial	Registration Number/
Registered Owner	Trademark Description	Number/Filing Date	Registration Date
360Networks Corporation *	THE BACKBONE TO COMMUNICATIONS	78966155 September 1, 2006	3490666 August 19, 2008
360Networks Corporation *	THE BACKBONE TO COMMUNICATIONS	78966157 September 1, 2006	3464595 July 8, 2008
360Networks Corporation *	360NETWORKS	76171118 November 26, 2000	2821982 March 16, 2004
360Networks Corporation *	360	76171119 November 26, 2000	2950775 May 17, 2005
360Networks Corporation *	360NETWORKS	76122960 September 6, 2000	2911912 December 21, 2004
Zayo Group, LLC	ZAYO FIBER SOLUTIONS	85308155 April 29, 2011	Application Still Pending
Zayo Group, LLC	ZAYO ENTERPRISE NETWORKS	85308157 April 29, 2011	Application Still Pending
Zayo Group, LLC	ZAYO BANDWIDTH	77245166 August 2, 2007	3500859 September 16, 2008
Zayo Group, LLC	ZAYO	77244680 August 1, 2007	3500857 September 16, 2008
Zayo Group, LLC	ZCOLO	77825058 September 11, 2009	3971264 May 31, 2011
Zayo Bandwidth Tennessee, LLC	MEMPHIS NETWORX & Design	75873249 December 17, 1999	2572278 May 21, 2002
Zayo Bandwidth Tennessee, LLC	MEMPHIS NETWORX	75873248 December 17, 1999	2545349 March 5, 2002

		Application Serial	Registration Number/
Registered Owner	Trademark Description	Number/Filing Date	Registration Date
Zayo Colocation, Inc.		78693888 August 16, 2005	3395986 March 11, 2008
Zayo Colocation, Inc.		77044317 November 15, 2006	3361370 January 1, 2008
Zayo Colocation, Inc.		77037993 November 6, 2006	3350844 December 11, 2007
Zayo Colocation, Inc.		78750871 November 9, 2005	3198383 January 16, 2007
Canadian Trademarks:

		Application	Registration Number/
Registered Owner	Trademark Description	Number/Filing Date	Registration Date
360Networks Corporation *	360	1060809 May 26, 2000	TMA583,538 June 11, 2003
360Networks Corporation *	360NETWORKS	1060810 May 26, 2000	TMA583,519 June 11, 2003
360Networks Corporation *	360NETWORKS	1049887 March 8, 2000	TMA576,857 March 4, 2003

*	360networks Corporation is transferring ownership of these trademarks to 360networks (USA) inc. in conjunction with the terms of the Stock Purchase Agreement.
U.S. Patents:

None issued or pending.
Foreign Patents:

None issued or pending.
US Copyright Registrations:

None issued or pending.
Foreign Copyright Registrations:

None issued or pending.
License Agreements:

None.

Schedule 5.1(u)
Insurance

		Expiration
Carrier	Policy Number	Date	Type	Amount	Deductibles
St. Paul Travelers	H-630-512N520-IND-09	8/1/12	Deluxe Property	$4,727,999 building,	$5,000

				$11,091,164 blanket
				business personal
				property,

				$125,713,856 EDP

St. Paul Travelers	H-630-512N520-IND-09	8/1/12	General Liability	$1,000,000 each claim	$0

				$2,000,000 general
				aggregate

				$2,000,000
				products/completed
				operations aggregate

				$1,000,000 personal
				& advertising injury

				$300,000 premises
				damage

				$10,000 medical
				expenses

			Employee Benefits	$3,000,000 aggregate	$1,000
			Liability	limit

				$1,000,000 each claim

St. Paul Travelers	TE08302421	8/1/12	Errors & Omissions	$5,000,000 each claim	$50,000

				$5,000,000 aggregate
				annual limit
St. Paul Travelers	HSM-CUP-5121N520-TIL-09	8/1/12	Umbrella Excess Liability	$10,000,000 each claim	$10,000

				$10,000,000 annual
				aggregate
St. Paul Travelers	BA-5121N520-TCT-09	8/1/12	Automobile Liability	$1,000,000 per
				accident

				$10,000 medical
				payments per person

			Automobile Physical	$15,000 limit	$1,000
			Damage

Schedule 5.1(w)-1
Leased Real Property (Material Collocation and Interconnection Data Centers)

Lessor	Lessee	Property Address	City	State	Zip
60 Hudson Owner, LLC	Zayo Colocation, Inc.	60 Hudson Suite 0106 MMR, 1903, 1211	New York	NY	10013
Market Halsey Urban Renewal, LLC	Zayo Colocation, Inc.	165 Halsey Street	Newark	NJ	07102
111 Chelsea Commerce LP	Zayo Colocation, Inc.	111 8th Avenue	New York	NY	10011
Digital Printers Square	Zayo Colocation, Inc.	600 S. Federal Street	Chicago	IL	60605
707 Wilshire Fee, LLC	Zayo Colocation, Inc.	707 Wilshire Blvd.	Los Angeles	CA	90064
Broadview Networks, Inc.	Zayo Bandwidth Northeast, LLC	401 N Broad St.	Philadelphia	PA	19108
XO Communications, Inc.	Zayo Bandwidth Northeast, LLC	2401 Locust St., Ste. 405	Philadelphia	PA	19103
REA Associates LLC	Zayo Bandwidth, LLC	900 Second St., NE Railway Express Building	Washington	DC	20002
Matrix Realty Group, Inc.	Zayo Group, LLC	1525 Rockwell Ave. 4th Fl., Bldg 2	Cleveland	OH	44114
Mahrdt Properties, Inc.	Zayo Bandwidth, LLC	701 West Henry Street, Ste. 201	Indianapolis	IN	46225
Townview 56th Street, LLC	Zayo Bandwidth Central, LLC	334 Gest Street, Ste. 100	Cincinnati	OH	45202
Alleghany Center Associates	Zayo Bandwidth Central, LLC	100 South Commons, Ste 138	Pittsburgh	PA	15212
Telx	Zayo Colocation, Inc.	60 Hudson	New York	NY	10013
Switch Communications	Zayo Group, LLC	2475 Arden St. 7135 S. Decature Blvd	Las Vegas	NV	89118

Schedule 5.1(w)-2
Owned Real Property
None.

Schedule 5.1(x)
Environmental Matters
None.

Schedule 6.13
Bank and Investment Accounts

	Name in which	Account
Depository Institution	account is held	Number	Purpose
Wells Fargo Bank NA	Zayo Group, LLC	2000031004646	Operating
1700 Lincoln St., 8th Floor Denver, CO 80203
Wells Fargo Bank NA	Zayo Bandwidth, LLC	2000031004688	Operating
1700 Lincoln St., 8th Floor Denver, CO 80203
Wells Fargo Bank NA	Zayo Bandwidth BTOP	2000038468861	Operating
1700 Lincoln St., 8th Floor Denver, CO 80203
Wells Fargo Bank NA	Zayo Colocation, Inc.	2000038468829	Operating
1700 Lincoln St., 8th Floor Denver, CO 80203
Wells Fargo Bank NA	Zayo Fiber Solutions	2000038469747	Operating
1700 Lincoln St., 8th Floor Denver, CO 80203

Schedule 6.19
Required PUC Consents
1.	Arizona Corporation Commission
2.
Consents, orders, waivers, and approvals of, and notices or other filings with, the applicable PUC required in connection with the transfer of immaterial VOIP Assets to Holdings or any of its Subsidiaries after the Agreement Date.

Schedule 8.1
Outstanding Indebtedness as of the Agreement Date
1.
Fiber Lease Agreement, dated as of November 3, 2000, by and between Zayo Bandwidth Northeast, LLC (aka PPL Telcom, LLC successor in interest to Cambrian Communications, LLC) and AboveNet, Inc., a Delaware corporation, as amended by Amendment #1 to Fiber Lease Agreement, dated December 17, 2001. As of October 31, 2011, the amount outstanding was approximately $8,329,842.94.

2.
Sub Capacity Use and Service Agreement between First Energy Telecom Services, successor-in-interest to GPU Telcom and Zayo Bandwidth Central, LLC successor-in-interest to AFN Fiber, LLC. As of October 31, 2011 the amount outstanding was approximately $1,109,066.06.

3.	Master Facilities Agreement between Fiber Technology Network, LLC and Zayo Bandwidth Central, LLC. As of October 31, 2011 the amount outstanding was approximately $323,962.38.
4.	Master Lease Service Agreement between Enterprise Fleet Management and Zayo Bandwidth LLC. As of October 31, 2011 the amount outstanding was approximately $257,827.91.
5.	Capital Lease Agreements between various vendors and Zayo Bandwidth LLC. As of October 31, 2011 the amount outstanding was $7,377.00.
6.	Agreement for the License of Fiber Optic Facilities and Services between Minnesota Power and Light Company and Zayo Bandwidth, LLC. As of October 31, 2011 the amount outstanding was $697,742.83.
7.
Letter of Credit 74004-01-2007-08-23 for Zayo Bandwidth Central, LLC issued by Centra Bank, Inc. in favor of Embarq Corp., secured by CD#10284850 in the amount of $2,988.42 on deposit with Centra Bank, Inc.

8.
Letter of Credit 74004-03-2007-09-05 for Zayo Bandwidth Central, LLC issued by Centra Bank, Inc. in favor of Embarq Corp., secured by CD# 10285369 in the amount of $2859.03 on deposit with Centra Bank, Inc.

9.
Letter of Credit 57568-08-2007-07-03 for Zayo Bandwidth Central, LLC issued by Centra Bank, Inc. in favor of Virginia Electric, secured by CD# 10284745 in the amount of $12,202.83 on deposit with Centra Bank, Inc.

10.
Letter of Credit SFX 5051, 5052, 5064, 5065, 5066, 7648 for Zayo Fiber Solutions, LLC issued by Mutual Savings Credit Union in favor of the cities of Chandler, Glendale, Tempe, Mesa, Scottsdale and Phoenix, respectively, in the aggregate amount of $538,600.17

11.	Master Lease Service Agreement between Enterprise Fleet Management and Zayo Fiber Solutions, LLC. As of October 31, 2011 the amount outstanding was approximately $246,882.11.
12.
Purchaser Holdback agreement dated as of October 12, 2006 by and between American Fiber Systems, Inc. and IDACORP, Inc., a Idaho Corporation. As of October 31, 2011 the amount outstanding was approximately $2,750,965.81

13.	Subordinated Promissory Note dated as of October 1, 2010, by and between Zayo Group, LLC and Robert E. Ingalls, Jr. As of October 31, 2011, the amount outstanding was approximately $4,500,000.
14.	Master Lease Service Agreement between Enterprise Fleet Management and 360networks(USA). As of November 30, 2011 the amount outstanding is approximately $124,803.63.
15.
Irrevocable Letter of Credit for 360networks (USA) inc. issued by Wells Fargo Bank in favor of Fidelity Deposit Company of Maryland secured by bond #8755048942 in the amount of $257,500.00 on deposit with Wells Fargo Bank.

Schedule 8.5
Existing Investments
Zayo Group, LLC currently has 55% ownership in the class A units and 34% ownership in the class B units of US Carrier Telecom, LLC. As of October 31, 2011, the total value of the investment was approximately $15,075,555.78.

Schedule 8.6
Affiliate Transactions
None.